UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                FORM 8-K CURRENT
                                     REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                             (Date of earliest event
                                    reported)

                                February 24, 2016



                           UNITED CANNABIS CORPORATION
                       ----------------------------------
                    (Exact name of registrant as specified in
                                    charter)



                                    Colorado
                       ----------------------------------
                         (State or other Jurisdiction of
                                Incorporation or
                                  Organization)


                              1600 Broadway, Suite 1600
       000-54582                  Denver, CO 80202             46-5221947
  --------------------     -----------------------------       ------------
(Commission File Number)  (Address of Principal Executive     (IRS Employer
                               Offices and Zip Code)      Identification Number)


                                 (303) 386-7321
                      ------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                      ------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On February 24, 2016, the Company's Board of Directors voted to increase the annual salary for Chad Ruby, our Chief Operating Officer, from $0 to $52,000 and the annual salary for Tony Verzura, our Chief Technical Officer, from $48,000 to $52,000 effective February 1, 2016.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       UNITED CANNABIS CORPORATION



     Dated: February 24, 2016          By: /s/ Chad Ruby
                                           --------------------------
                                           Chad Ruby
                                           Chief Operating Officer